Treasury Stock	12 Months Ended
Dec. 31, 2012
Treasury Stock
Treasury Stock

8. Treasury Stock

        In November 2011, the Company's Board authorized a share repurchase program to repurchase up to US$10 million of the Company's American Depositary Shares ("ADSs") (each ADS represents twenty ordinary shares) from November 2011 to November 2012. In September 2012, the Group decided to further extend the share repurchase plan for another 12 months to November 23, 2013.

        During the year of 2011 and 2012, the Company had repurchased 123,658 and 461,894 ADSs respectively on the open market, representing 2,473,160 and 9,237,880 ordinary shares for total cash consideration of $562,502 and $1,754,792, respectively. As of December 31, 2012, the Company has repurchased a total of 585,552 ADSs, representing 11,711,040 ordinary shares for cash consideration of $2,317,294.

        All treasury stocks as at December 31, 2012 were subsequently cancelled in January 2013.